Exhibit 10.34(a)

LIMITED AMENDMENT AGREEMENT

THIS LIMITED AMENDMENT AGREEMENT dated as of May 5, 2021, by and between KONA GOLD BEVERAGE, INC., a Delaware corporation (the “Company”), and YA II PN, LTD., a Cayman Islands exempt company (“Investor”).

WITNESSETH

WHEREAS, on February 10, 2021 the Investor and the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), Registration Rights Agreement (the “Registration Rights Agreement”) and related Transaction Documents (as this term is defined in the Securities Purchase Agreement) dated the date thereof, pursuant to which the Investor agreed to purchase secured Convertible Debentures (individually referred to as the “First Convertible Debenture” and the “Second Convertible Debenture”) upon various conditions precedent as articulated in Section 8(a) and (b) of the Securities Purchase Agreement and in the Transaction Documents;

WHEREAS, subject to notification of satisfaction of the conditions to the Second Closing set forth in Section 8(b) of the Securities Purchase Agreement (the “Second Closing” or “Second Closing Date) the Investor agreed to purchase the Second Convertible Debenture in the face amount of $600,000 for a purchase price of $576,000 (the “Second Convertible Debenture Purchase Price”) within 1 business day following notification of satisfaction of the conditions to the Second Closing set forth herein and in Sections 8(b) and specifically within 1 business day of the initial Registration Statement (as this term is defined in the Registration Rights Agreement) being declared effective by the SEC as required by Section 8(b)(i);

WHEREAS, the parties now desire to provide for a partial Second Closing and for the purchase of a portion of the intended Second Convertible Debenture as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.                  PARTIAL CLOSING OF THE SECOND CONVERTIBLE DEBENTURE. Notwithstanding that the initial Registration Statement has not been declared effective as required by Section 8(b)(i) of the Securities Purchase Agreement, the parties hereby agree to a partial Second Closing, whereby the Investor will purchase a portion of the intended Second Convertible Debenture (the “Partial Second Convertible Debenture”) in the face amount of $200,000 for a purchase price of $192,000 (the “Partial Second Convertible Debenture Purchase Price”) within 1 business day following the date hereof.

2.                  The Parties further agree that the balance of the Second Closing shall occur subject to notification of satisfaction of the conditions to the Second Closing set forth in Sections 7(b) and 8(b) (the “Second Closing” or “Second Closing Date) of the Securities Purchase Agreement and specifically that the Investor will purchase the balance of the intended Second Convertible Debenture (the “Balance Second Convertible Debenture”) in the face amount of $400,000 for a purchase price of $384,000 (the “Balance Second Convertible Debenture Purchase Price”) within 1 business day following notification of satisfaction of the conditions to the Second Closing set forth in Sections 7(b) and 8(b) of the Securities Purchase Agreement and specifically within 1 business day of the initial Registration Statement (as this term is defined in the Registration Rights Agreement) being declared effective by the SEC as required by Section 8(b)(i);

3.                  The Parties agree that the Partial Second Convertible Debenture and the Balance Second Convertible Debenture as defined in this this Agreement shall collectively be referred to as the “Second Convertible Debenture” under the Transaction Documents and that the Partial Second Convertible Debenture Purchase Price and the Balance Second Convertible Debenture Purchase Price as defined in this Agreement shall collectively be referred to as the “Second Convertible Debenture Purchase Price” under the Transaction Documents.

4.                  The parties hereto acknowledge and agree that the Transactions Documents, other than the agreement herein, remain unchanged, continue in full force and effect and shall not be in any way changed, modified or superseded.

5.                   All capitalized but not defined terms used herein shall have those meanings ascribed to them in Securities Purchase Agreement and the Transaction Documents.

6.                  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

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IN WITNESS WHEREOF, each of the Investor and the Company has affixed its respective signatures to this Limited Amendment Agreement as of the date first written above.

COMPANY:
KONA GOLD BEVERAGE, INC.

By:
Name:	Robert Clark
Title:	CEO

INVESTOR:
YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:
Name:
Title: